UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): July 31, 2020

ZOMEDICA PHARMACEUTICALS CORP.
(Exact Name of Registrant as Specified in Charter)

Alberta, Canada	001-38298	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 Phoenix Drive, Suite 180, Ann Arbor, Michigan	48108
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (734) 369-2555

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [ X ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ X ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	ZOM	NYSE American

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 31, 2020, Shameze Rampertab resigned as Chief Financial Officer, Corporate Secretary and as a member of the Board of Directors of Zomedica Pharmaceuticals Corp. (the “Company”), effective August 14, 2020. Mr. Rampertab did not express any disagreements with the operations, policies or practices of the Company on any matters.

On August 2, 2020, the Company appointed Ann Cotter, the Company’s Vice President of Finance, as the Company’s interim Chief Financial Officer, effective August 14, 2020, until a replacement is found.

Ms. Cotter, 50, has served as the Company’s Vice President of Finance since August 2018. Prior to joining the Company, she served as Chief Financial Officer of American Fence Company, a fence rental, installation and manufacturing company, from April 2018 through August 2018. Ms. Cotter also served as Corporate Controller of ProMotion Technology Group, a digital solutions provider, from September 2014 through August 2017. Throughout her career, she has held various consulting, controllership and Chief Financial Officer roles for both private and publicly held companies and has public accounting experience in both audit and tax services. Ms. Cotter holds a Master of Taxation from Capital University Law School and a Bachelor of Arts in Economics and Spanish from Capital University. She is a Certified Public Accountant, licensed in Ohio since 1996.

There is no family relationship between Ms. Cotter and any director or executive officer of the Company. There are no transactions between Ms. Cotter and the Company that would be required to be reported under Item 404(a) of Regulation S-K.

On August 3, 2020, the Company issued a press release announcing the resignation of Mr. Rampertab and appointment of Ms. Cotter. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release, dated August 3, 2020.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOMEDICA PHARMACEUTICALS CORP.

Date: August 4, 2020	By:	/s/ Shameze Rampertab
Name: Shameze Rampertab
Title: Chief Financial Officer